UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 13, 2026

ARTIUS II ACQUISITION INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-42521	98-1802901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, Suite 1609
New York, NY 10019
(Address of principal executive offices, including zip code)
(212) 309-7668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right to receive one tenth of one Class A ordinary share, and one contingent right	AACBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACB	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one tenth of one Class A ordinary share	AACBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 13, 2026, the board of directors of Artius II Acquisition Inc. (the “Company”) determined that the Company will not be able to consummate an initial business combination within the time period required by the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended Memorandum and Articles”) and decided to begin the process of liquidating and dissolving the Company in accordance with the Amended Memorandum and Articles and Cayman Islands law. In connection therewith, the Company will (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible, redeem all of the outstanding Class A ordinary shares that were included in the units issued in the Company’s initial public offering (the “Public Shares,” and the holders of such Public Shares, the “Public Shareholders”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest earned on the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject in the case of clause (ii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the rights that were included in the units issued in the Company’s initial public offering, which will expire worthless.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIUS II ACQUISITION INC.

Date: August 13, 2026	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer